[Logo] M F S(R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        JANUARY 31, 2000
We invented the mutual fund(R)



                               [graphic omitted]

                              MFS(R) EMERGING MARKETS
                              DEBT FUND

                              MFS(R) STRATEGIC VALUE FUND

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                               SECRETARY
J. Atwood Ives+ -- Chairman and Chief                  Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                         ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                                     CUSTODIAN
                                                       State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of                  INVESTOR INFORMATION
Business Administration                                For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Charles W. Schmidt+ -- Private Investor                kit, call toll free: 1-800-637-2929 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time (or leave
Arnold D. Scott* -- Senior Executive Vice              a message anytime).
President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* -- Chairman and Chief               P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

Elaine R. Smith+ -- Independent Consultant             For general information, call toll free:
                                                       1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ -- Chairman, North                     8 p.m. Eastern time.
American Management Corp. (investment adviser)
                                                       For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                     call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company               from 9 a.m. to 5 p.m. Eastern time. (To use this
500 Boylston Street                                    service, your phone must be equipped with a
Boston, MA 02116-3741                                  Telecommunications Device for the Deaf.)

DISTRIBUTOR                                            For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                            or stock and bond outlooks, call toll free:
500 Boylston Street                                    1-800-MFS-TALK (1-800-637-8255) anytime
Boston, MA 02116-3741                                  from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                 WORLD WIDE WEB
Jeffrey L. Shames*                                     www.mfs.com

PORTFOLIO MANAGERS
Kenneth J. Enright*
Matthew W. Ryan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the six months ended January 31, 2000, the Fund's Class A shares provided a total return of 16.69% and Class I shares returned 16.56%. These returns include the reinvestment of any distributions and compare to a 13.28% return for the average emerging markets debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. The returns also compare to the Fund's benchmarks: a 14.04% return for the J.P. Morgan Emerging Markets Bond Index Plus (the EMBI+), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds, and a 13.04% return for the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an umanaged index similar to the EMBI+, but comprising a broader range of countries and securities. Effective January 31, 2000, the EMBI+ is being replaced by the EMBI Global as the Fund's benchmark because we believe the EMBI Global offers diversification that more closely reflects the Fund's objectives.

The Fund seeks high current income and long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supranational, and corporate issuers located or primarily conducting their business in emerging market countries.

The impressive historical performance of emerging markets debt in 1999 can attribute to the following broad factors: attractive valuations (i.e., high yields), improving country fundamentals, improvement in investor sentiment (particularly in the fourth quarter), and supportive global liquidity. In addition, higher petroleum prices helped oil-exporting countries such as Russia, Algeria, Venezuela, and Mexico.

We feel the Fund's returns benefited primarily from country selection. The portfolio was overweighted in key outperforming credits in countries such as Brazil, Russia, Morocco, Algeria, and Bulgaria and underweighted in deteriorating credits, notably in Ecuador and Argentina. Security selection within the targeted country exposures added value as well. We achieved excess returns relative to country-specific sub-indices by buying peso-denominated Argentinian bonds when devaluation fears swept through the market. Similar outperformance was achieved in Thailand, through positions in Thai bank subordinated debt, and in Russia, through positions in ex-soviet restructured debt.

We are positive about emerging markets debt in 2000. We think the key factors supporting the asset class include: 1) higher forecasted global growth, particularly in Europe and Asia; 2) continued increases in commodity prices; and 3) increased capital inflows into emerging market economies. In our view, these positive forces are unlikely to be derailed by expected interest-rate increases in the United States and Europe. In addition, regional and country fundamentals are expected to show continued improvement. The Asian recovery is strengthening; the challenge is finding Asian credits at reasonable valuations. We believe Eastern European economies will benefit from the upturn in developed Europe, and we continue to overweight credits in the region. Latin America is poised to rebound as export volumes and prices rise, foreign investment in the region continues to increase, and industrial activity maintains the recovery begun in the fourth quarter.

With a supportive global economic backdrop, improving country fundamentals, and still-attractive yields, we believe emerging market debt securities could potentially deliver strong returns again in 2000. Investors are reminded, however, that strong returns are generally associated with higher levels of volatility.

    Respectfully,
/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

MFS STRATEGIC VALUE FUND

Dear Shareholders,
For the six months ended January 31, 2000, Class A shares of the Fund provided a total return of -4.86% and Class I shares returned -5.08% (including the reinvestment of any distributions). Over the same period, these results compare to a -5.22% return for the Fund's benchmark, the Russell 1000 Value Index, which measures the performance of Russell 1000 companies with lower price-to-book and forecasted growth rates than the companies in the Russell 1000 Growth Index, and to a -5.03% return for the average multi-cap value fund tracked by Lipper Inc.

The Fund invests in attractively valued stocks of companies that may be currently out of favor for a variety of reasons, but that we believe represent strong franchises with the potential to return to favor over the long term. We look for fundamentally sound stocks that are experiencing transitory issues causing them to be neglected by the market. Companies can fall from favor for reasons such as geographical exposure to troubled economies, regulatory changes, or unfavorable short-term business trends.

During the period, the market remained dominated by highly valued growth stocks, most notably technology companies, as expectations of accelerating earnings growth preoccupied investors' attention. We feel this backdrop created a difficult market environment for the Fund and value investors in general.

While investor sentiment was generally negative toward value stocks, the Fund's favorable relative performance was aided by a couple of factors. A sector we overweighted that worked out well for the Fund and helped performance relative to the Russell 1000 Value Index was energy, in particular energy service and natural gas companies, which have rallied significantly during the period. Energy service stocks such as Noble Drilling and Cooper Cameron were beneficiaries of both higher oil and natural gas prices and their expected positive effect on increased exploration and drilling expenditures, which should translate into higher earnings for these companies.

Despite the Fund's favorable performance versus its benchmarks, generally negative investor sentiment toward stocks outside the technology, telecommunications, and energy sectors hurt the Fund's performance overall. While the market environment has been difficult for most industries, we believe many stocks have been irrationally beaten down given their strong franchises, aggressive management teams, and highly visible earnings outlooks.

In the financial services sector, which accounts for roughly 16% of the Fund's total assets, insurance stocks such as Lincoln National possess attractive valuations with strong earnings growth prospects. In the retail industry, shares of Office Depot were sold off dramatically due to concerns about increased competition. However, we believe the company's earnings outlook is bright, therefore we started to buy shares of it following its significant price decline. In the consumer products sector, companies such as Anheuser-Busch, and supermarket operators Kroger and Safeway suffered from negative investor perception about increased competition and difficult business environments. We maintained our position in these stocks because we believe the market leadership of these companies will help them keep up healthy cash flows and should result in better-than-expected earnings results.

In the months ahead, we expect the market to continue to experience the high degree of volatility, narrowness, and market rotation we've experienced over the past six months. However, we also believe the market will begin to broaden and the Fund's focus on stocks with attractive valuations, improving earnings outlooks, and strong franchises positions the Fund to benefit if we return to a less speculative market environment.

    Respectfully,
/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

MFS EMERGING MARKETS DEBT FUND
CUMULATIVE AND AVERAGE ANNUAL TOTAL RATES OF RETURN THROUGH JANUARY 31, 2000

CLASS A
                                  6 Months            1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return            +16.69%           +32.67%           + 7.25%
--------------------------------------------------------------------------------
Average Annual Total Return            --            +32.67%           + 3.80%
--------------------------------------------------------------------------------

CLASS I
                                  6 Months            1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return            +16.56%           +32.53%           + 7.12%
--------------------------------------------------------------------------------
Average Annual Total Return            --            +32.53%           + 3.74%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, March 17, 1998, through January 31, 2000.

MFS STRATEGIC VALUE FUND
CUMULATIVE AND AVERAGE ANNUAL TOTAL RATES OF RETURN THROUGH JANUARY 31, 2000

CLASS A
                                  6 Months            1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return             -4.86%           +24.61%           +42.57%
--------------------------------------------------------------------------------
Average Annual Total Return            --            +24.61%           +20.80%
--------------------------------------------------------------------------------

CLASS I
                                  6 Months            1 Year             Life*
--------------------------------------------------------------------------------
Cumulative Total Return             -5.08%           +24.26%           +42.05%
--------------------------------------------------------------------------------
Average Annual Total Return            --            +24.26%           +20.57%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, March 17, 1998, through January 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2000

MFS EMERGING MARKETS DEBT FUND

Foreign Bonds - 96.1%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
  Algeria - 4.7%
    Algeria Chase Manhattan, 6s, 2004                                       $   40           $   31,600
    Algeria Reprofiling LNS, 6.75s, 2000                                         5                4,900
    Algeria Tranche, 6.375s, 2004                                               15               11,325
    Algerian Loan, 1.063s, 2010                                              2,300               12,435
                                                                                             ----------
                                                                                             $   60,260
-------------------------------------------------------------------------------------------------------
  Argentina - 19.2%
    Acindar Industria Arg De Acero, 11.25s, 2004 (Steel)                    $   30           $   23,025
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##                        10                7,900
    Mastellone Hermanos S.A., 11.75s, 2008 (Food - Dairy Products)              15               12,750
    Multicanal S.A., 10.5s, 2007 (Cable Television)                             10                9,000
    Multicanal S.A., 13.125s, 2009 (Cable Television)                           20               20,050
    Republic of Argentina, 3.114s, 2001                                   ARS   25                9,614
    Republic of Argentina, 0s, 2004                                         $   20               11,850
    Republic of Argentina, 6.813s, 2005                                         53               47,124
    Republic of Argentina, 3.114s, 2007                                   ARS   60               41,857
    Republic of Argentina, 11.75s, 2009                                     $   13               12,540
    Republic of Argentina, 12s, 2020                                            25               24,500
    Republic of Argentina, 6.875s, 2023                                         35               27,038
                                                                                             ----------
                                                                                             $  247,248
-------------------------------------------------------------------------------------------------------
  Brazil - 21.7%
    Bahia Sul Celulose S.A., 10.625s, 2004 (Paper & Related Products)       $   10           $    9,900
    Banco Nacional De Desenvolvi, 12.193s, 2008 (Banks & Credit Cos.)           50               44,750
    CSN Iron, 9.125s, 2007 (Metals)                                             10                8,050
    Federal Republic of Brazil, 11.625s, 2004                                    8                7,784
    Federal Republic of Brazil, 6.938s, 2006                                     5                4,001
    Federal Republic of Brazil, 7s, 2009                                        50               38,750
    Federal Republic of Brazil, 14.5s, 2009                                     35               36,583
    Federal Republic of Brazil, 7s, 2012                                        62               43,025
    Federal Republic of Brazil, 5s, 2014                                        32               21,844
    Federal Republic of Brazil, 12.75s, 2020                                    32               30,320
    Federal Republic of Brazil, 6.938s, 2024                                    45               33,569
                                                                                             ----------
                                                                                             $  278,576
-------------------------------------------------------------------------------------------------------
  Bulgaria - 3.8%
    National Republic of Bulgaria, 2.75s, 2012                              $   30           $   21,375
    National Republic of Bulgaria, 6.5s, 2024                                   35               27,606
                                                                                             ----------
                                                                                             $   48,981
-------------------------------------------------------------------------------------------------------
  Colombia - 2.1%
    Republic of Colombia, 9.75s, 2009                                       $   10           $    8,875
    Republic of Colombia, 8.375s, 2027                                          25               18,625
                                                                                             ----------
                                                                                             $   27,500
-------------------------------------------------------------------------------------------------------
  Hong Kong - 2.1%
    Bangkok Bank PLC, 9.025s, 2029 (Banks & Credit Cos.)##                  $   35           $   27,300
-------------------------------------------------------------------------------------------------------
  Indonesia - 1.1%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Paper & Forest Products)  $   20           $   14,000
-------------------------------------------------------------------------------------------------------
  Luxembourg - 1.2%
    PTC International Finance B.V., 11.25s, 2009 (Telecommunications)##     $   15           $   14,925
-------------------------------------------------------------------------------------------------------
  Mexico - 11.3%
    Alestra S.A. De R L De C.V., 12.625s, 2009 (Telecommunications)         $   30           $   30,150
    Grupo Industrial Durango S.A., 12.625s, 2003 (Paper & Related
      Products)                                                                 10                9,825
    Nuevo Grupo Iusacell SA, 14.25s, 2006 (Telecommunications)##                40               41,750
    Satelites Mexicanos S.A. de CV, 10.125s, 2004 (Telecommunications)          15               10,500
    United Mexican States, 9.875s, 2010                                         10                9,850
    United Mexican States, 11.375s, 2016                                        30               32,254
    United Mexican States, 11.5s, 2026                                          10               11,228
                                                                                             ----------
                                                                                             $  145,557
-------------------------------------------------------------------------------------------------------
  Netherlands - 3.1%
    PTC International Finance B.V., 0s to 2002,
      10.75s to 2007, (Financial Services)                                  $   20           $   13,225
    Netia Holdings B V, 10.25s, 2007 (Telecommunications)                       30               25,950
                                                                                             ----------
                                                                                             $   39,175
-------------------------------------------------------------------------------------------------------
  Panama - 2.6%
    Republic of Panama, 4s, 2016                                            $   27           $   21,487
    Republic of Panama, 8.875s, 2027                                            15               12,260
                                                                                             ----------
                                                                                             $   33,747
-------------------------------------------------------------------------------------------------------
  Russia - 12.9%
    Ministry of Finance, 10s, 2007                                          $   25           $   16,000
    Ministry of Finance, 11s, 2018                                              25               15,750
    Russia Principal Loans, 6.063s, 2020**                                     270               41,850
    Russian Federation, 8.75s, 2005                                             50               31,500
    Russian Federation, 12.75s, 2028                                            85               61,200
                                                                                             ----------
                                                                                             $  166,300
-------------------------------------------------------------------------------------------------------
  Thailand - 1.3%
    Krung Thai Bank Public Co. Ltd., 6.534s, 2006 (Banks &
      Credit Cos.)                                                          $   20           $   16,700
-------------------------------------------------------------------------------------------------------
  Turkey - 4.0%
    Republic of Turkey, 12.375s, 2009                                       $   10           $   10,613
    Republic of Turkey, 11.875s, 2030                                           40               40,900
                                                                                             ----------
                                                                                             $   51,513
-------------------------------------------------------------------------------------------------------
  Venezuela - 5.0%
    Republic of Venezuela, 9.25s, 2027                                      $  100           $   63,500
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds (Identified Cost, $1,182,558)                                            $1,235,282
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.3%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank,
      due 2/01/00 at Amortized Cost                                         $   55           $   55,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,237,558)                                              $1,290,282

Other Assets, Less Liabilities - (0.4%)                                                          (5,040)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,285,242
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2000

MFS STRATEGIC VALUE FUND

Stocks - 105.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 97.4%
  Aerospace - 6.6%
    Boeing Co.                                                                 140           $    6,204
    General Dynamics Corp.                                                     230               10,839
    Honeywell International, Inc.                                              540               25,920
    TRW, Inc.                                                                  352               15,422
    United Technologies Corp.                                                  333               17,628
                                                                                             ----------
                                                                                             $   76,013
-------------------------------------------------------------------------------------------------------
  Automotive - 2.4%
    Delphi Automotive Systems Corp.                                            765           $   13,244
    Federal-Mogul Corp.                                                        313                4,734
    Ford Motor Co.                                                             205               10,199
                                                                                             ----------
                                                                                             $   28,177
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.8%
    Bank America Corp.                                                         456           $   22,088
    Bank One Corp.                                                             425               12,670
    Chase Manhattan Corp.                                                      190               15,283
    PNC Bank Corp.                                                             610               29,280
                                                                                             ----------
                                                                                             $   79,321
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.                                       63           $    7,068
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.3%
    Telephone & Data Systems, Inc.                                             250           $   26,000
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Clorox Co.                                                                 215           $   10,266
    Fortune Brands, Inc.                                                       515               14,935
                                                                                             ----------
                                                                                             $   25,201
-------------------------------------------------------------------------------------------------------
  Containers - 1.8%
    Ivex Packaging Corp.*                                                    1,707           $   12,909
    Owens Illinois, Inc.*                                                      445                8,149
                                                                                             ----------
                                                                                             $   21,058
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    Emerson Electric Co.                                                       280           $   15,418
-------------------------------------------------------------------------------------------------------
  Energy - 1.3%
    Devon Energy Corp.                                                         441           $   15,490
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.9%
    CBS Corp.*                                                                 106           $    6,181
    Disney (Walt) Co.                                                          175                6,355
    Harrah's Entertainment, Inc.*                                              750               14,953
    Infinity Broadcasting Corp. "A"*                                           379               12,318
    Young Broadcasting, Inc., "A"*                                             122                5,421
                                                                                             ----------
                                                                                             $   45,228
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.2%
    Associates First Capital Corp., "A"                                        700           $   14,000
    Edwards (A.G.), Inc.                                                       620               20,537
    Federal Home Loan Mortgage Corp.                                           500               25,094
    State Street Corp.                                                         150               12,028
                                                                                             ----------
                                                                                             $   71,659
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    AXA Financial, Inc.                                                        620           $   20,189
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.4%
    Anheuser-Busch Cos., Inc.                                                  205           $   13,837
    Archer-Daniels-Midland Co.                                                 652                7,661
    Hershey Foods Corp.                                                        216                9,180
    Nabisco Holdings Corp., "A"                                                276                8,332
                                                                                             ----------
                                                                                             $   39,010
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Bowater, Inc.                                                              210           $   10,854
    Weyerhaeuser Co.                                                           135                7,746
                                                                                             ----------
                                                                                             $   18,600
-------------------------------------------------------------------------------------------------------
  Furniture and Home Appliances - 1.4%
    Whirlpool Corp.                                                            275           $   16,019
-------------------------------------------------------------------------------------------------------
  Insurance - 9.7%
    Aon Corp.                                                                  675           $   17,466
    CIGNA Corp.                                                                270               19,372
    Hartford Financial Services Group, Inc.                                    500               19,062
    Lincoln National Corp.                                                     533               19,688
    Nationwide Financial Services, Inc., "A"                                   575               14,303
    ReliaStar Financial Corp.                                                  450               13,359
    St. Paul Cos., Inc.                                                        318                9,600
                                                                                             ----------
                                                                                             $  112,850
-------------------------------------------------------------------------------------------------------
  Machinery - 2.2%
    Deere & Co., Inc.                                                          172           $    7,514
    Lear Corp.*                                                                280                7,858
    W.W. Grainger, Inc.                                                        210               10,067
                                                                                             ----------
                                                                                             $   25,439
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    American Home Products Corp.                                               390           $   18,354
    Pharmacia & Upjohn, Inc.                                                   250               11,750
                                                                                             ----------
                                                                                             $   30,104
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Health Management Associates, Inc., "A"*                                   915           $   12,753
    United Healthcare Corp.                                                    255               13,515
                                                                                             ----------
                                                                                             $   26,268
-------------------------------------------------------------------------------------------------------
  Oil Services - 5.4%
    BJ Services Co.*                                                             1           $       43
    Cooper Cameron Corp.*                                                      360               17,820
    Kerr McGee Corp.                                                           183               10,134
    Noble Drilling Corp.*                                                      669               19,610
    Smith International, Inc.*                                                 295               15,137
                                                                                             ----------
                                                                                             $   62,744
-------------------------------------------------------------------------------------------------------
  Oils - 8.4%
    Apache Corp.                                                               503           $   18,359
    Coastal Corp.                                                              660               24,337
    EOG Resources, Inc.                                                        495                7,858
    Exxon Mobil Corp.                                                          139               11,607
    Newfield Exploration Co.*                                                  222                6,105
    Occidental Petroleum Corp.                                                 680               13,515
    Unocal Corp.                                                               194                5,553
    Vastar Resources, Inc.                                                     185               10,291
                                                                                             ----------
                                                                                             $   97,625
-------------------------------------------------------------------------------------------------------
  Photographic Products - 1.3%
    Polaroid Corp.                                                             621           $   14,749
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Tribune Co.                                                                157           $    6,623
-------------------------------------------------------------------------------------------------------
  Railroads - 1.5%
    Burlington Northern Santa Fe Railway Co.                                   550           $   13,234
    Wisconsin Central Transportation Corp.*                                    313                4,128
                                                                                             ----------
                                                                                             $   17,362
-------------------------------------------------------------------------------------------------------
  Stores - 1.8%
    Office Depot, Inc.*                                                      2,077           $   20,900
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Kroger Co.*                                                              1,080           $   18,765
    Safeway, Inc.*                                                             272               10,387
                                                                                             ----------
                                                                                             $   29,152
-------------------------------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Bell Atlantic Corp.                                                         48           $    2,973
    Cablevision Systems Corp. "A"*                                              85                6,492
    GTE Corp.                                                                  241               17,668
    Insight Communications, Inc.*                                              170                4,324
    Motorola, Inc.                                                              89               12,171
    SBC Communications, Inc.                                                   344               14,835
    U.S. Cellular Corp.*                                                       120                8,040
                                                                                             ----------
                                                                                             $   66,503
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    CMS Energy Corp.                                                           291           $    8,730
    Duke Energy Corp.                                                          141                8,143
    NiSource, Inc.                                                             510                9,371
    Peco Energy Co.                                                            118                4,912
                                                                                             ----------
                                                                                             $   31,156
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 7.2%
    Columbia Energy Group                                                      413           $   26,845
    El Paso Energy Corp.                                                       277                8,933
    National Fuel Gas Co.                                                      214                9,536
    Williams Cos., Inc.                                                        700               27,125
    Yankee Energy Systems, Inc.                                                246               10,855
                                                                                             ----------
                                                                                             $   83,294
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $1,129,220
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.8%
  Canada - 1.1%
    Abitibi-Consolidated, Inc. (Forest and Paper Products)                     323           $    3,997
    Seagrams Ltd. (Conglomerates)                                              152                8,826
                                                                                             ----------
                                                                                             $   12,823
-------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Jefferson Smurfit Group PLC, ADR (Containers)                              254           $    7,144
-------------------------------------------------------------------------------------------------------
  Japan - 1.8%
    Hitachi Ltd., ADR (Electronics)                                             90           $   12,870
    Nippon Telegraph & Telephone Corp., ADR (Utilities - Telephone)            108                8,201
                                                                                             ----------
                                                                                             $   21,071
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Akzo Nobel N.V. (Chemicals)                                                406           $   16,855
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Nestle S.A. (Food and Beverage Products)                                     8           $   13,131
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    BP Amoco PLC, ADR (Oils)                                                   367           $   19,726
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   90,750
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,235,286)                                                   $1,219,970
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
-------------------------------------------------------------------------------------------------------
  Utilities - Gas
    El Paso Energy Capital Trust I, 4.75% (Identified
      Cost, $1,441)                                                             30           $    1,373
-------------------------------------------------------------------------------------------------------

Convertible Bond - 0.8%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  Financial Services
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##
      (Identified Cost $7,848)                                              $    7           $    9,205
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,244,575)                                              $1,230,548

Other Assets, Less Liabilities - (6.1%)                                                         (70,909)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,159,639
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the US Dollar. A list of abbreviations is shown below.

ARS = Argentine Peso        HKD = Hong Kong Dollar

See notes to financial statements.


FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------
                                                                       EMERGING
                                                                        MARKETS        STRATEGIC
JANUARY 31, 2000                                                      DEBT FUND       VALUE FUND
------------------------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $1,237,558 and
    $1,244,575, respectively)                                        $1,290,282       $1,230,548
  Foreign currency, at value (identified cost, $1,982 and $70,
    respectively)                                                         1,982               67
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                   707             --
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreement                         3,702             --
  Receivable for investments sold                                        50,044            6,979
  Interest and dividends receivable                                      27,730            1,031
  Receivable from investment adviser                                      1,425             --
                                                                     ----------       ----------
      Total assets                                                   $1,375,872       $1,238,625
                                                                     ----------       ----------

Liabilities:
  Payable to custodian                                               $    6,807       $   49,889
  Payable for investments purchased                                      83,217           20,751
  Payable for daily variation margin on open futures contracts              219             --
  Payable for Fund shares reacquired                                       --              8,228
  Net payable for forward foreign currency exchange contracts
    to sell                                                                 387             --
  Accrued expenses and other liabilities                                   --                118
                                                                     ----------       ----------
      Total liabilities                                              $   90,630       $   78,986
                                                                     ----------       ----------
Net assets                                                           $1,285,242       $1,159,639
                                                                     ==========       ==========

Net assets consist of:
  Paid-in capital                                                    $1,365,055       $1,202,793
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          50,601          (14,031)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (134,890)         (29,309)
  Accumulated undistributed net investment income                         4,476              186
                                                                     ----------       ----------
      Total                                                          $1,285,242       $1,159,639
                                                                     ==========       ==========

Shares of beneficial interest outstanding:
  Class A                                                               120,942           10,308
  Class I                                                                21,976           99,701
                                                                     ----------       ----------
      Total shares of beneficial interest outstanding                   142,918          110,009
                                                                     ==========       ==========

Net assets
  Class A                                                            $1,087,827       $  109,120
  Class I                                                               197,415        1,050,519
                                                                     ----------       ----------
      Total net assets                                               $1,285,242       $1,159,639
                                                                     ==========       ==========

Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $8.99            $10.59
                                                                       =====            ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $8.98            $10.54
                                                                       =====            ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
------------------------------------------------------------------------------------------------
                                                                       EMERGING
                                                                        MARKETS        STRATEGIC
SIX MONTHS ENDED JANUARY  31, 2000                                    DEBT FUND       VALUE FUND
------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $   69,648       $      908
    Dividends                                                              --             12,917
    Foreign taxes withheld                                                 --                (54)
                                                                     ----------       ----------
      Total investment income                                        $   69,648       $   13,771
                                                                     ----------       ----------
  Expenses -
    Management fee                                                   $    5,045       $    5,974
    Shareholder servicing agent fee                                         594              807
    Distribution and service fee (Class A)                                1,860              687
    Administrative fee                                                       65               92
    Custodian fee                                                         4,918            3,143
    Printing                                                                 55            9,239
    Postage                                                                  66              263
    Auditing fees                                                         6,600            9,567
    Legal fees                                                              553            2,240
    Registration fees                                                     1,698            2,000
    Miscellaneous                                                           215            1,286
                                                                     ----------       ----------
      Total expenses                                                 $   21,669       $   35,298
    Fees paid indirectly                                                   (580)             (72)
    Reduction of expenses by investment adviser and distributor         (21,089)         (25,269)
                                                                     ----------       ----------
      Net expenses                                                   $     --         $    9,957
                                                                     ----------       ----------
        Net investment income                                        $   69,648       $    3,814
                                                                     ----------       ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $   73,308       $   43,464
    Futures transactions                                                   (519)            --
    Foreign currency transactions                                        (1,010)            (146)
                                                                     ----------       ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $   71,779       $   43,318
                                                                     ----------       ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $   43,178       $ (140,901)
    Futures contracts                                                    (6,797)            --
    Translation of assets and liabilities in foreign currencies           4,517                8
                                                                     ----------       ----------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                         $   40,898       $ (140,893)
                                                                     ----------       ----------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                       $  112,677       $  (97,575)
                                                                     ----------       ----------
          Increase (decrease) in net assets from operations          $  182,325       $  (93,761)
                                                                     ==========       ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED       YEAR ENDED
                                                               JANUARY 31, 2000    JULY 31, 1999
EMERGING MARKETS DEBT FUND                                          (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   69,648       $   90,714
  Net realized gain (loss) on investments and foreign currency
    transactions                                                         71,779         (202,493)
  Net unrealized gain on investments and foreign currency
    translation                                                          40,898           74,356
                                                                     ----------       ----------
      Increase (decrease) in net assets from operations              $  182,325       $  (37,423)
                                                                     ----------       ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $ (106,759)      $  (56,343)
  From net investment income (Class I)                                  (19,083)            (814)
                                                                     ----------       ----------
      Total distributions declared to shareholders                   $ (125,842)      $  (57,157)
                                                                     ----------       ----------
Net increase in net assets from Fund share transactions              $  124,689       $  238,905
                                                                     ----------       ----------
      Total increase in net assets                                   $  181,172       $  144,325
Net assets:
  At beginning of period                                              1,104,070          959,745
                                                                     ----------       ----------
  At end of period (including accumulated undistributed net
    investment income of $4,476 and $60,670, respectively)           $1,285,242       $1,104,070
                                                                     ==========       ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED       YEAR ENDED
                                                               JANUARY 31, 2000    JULY 31, 1999
STRATEGIC VALUE FUND                                                (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $    3,814       $    4,922
  Net realized gain on investments and foreign currency
    transactions                                                         43,318          208,299
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               (140,893)         127,058
                                                                     ----------       ----------
      Increase (decrease) in net assets from operations              $  (93,761)      $  340,279
                                                                     ----------       ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $     (765)      $   (2,574)
  From net investment income (Class I)                                   (7,509)            (615)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                              (25,968)         (28,888)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                             (254,824)          (6,903)
                                                                     ----------       ----------
      Total distributions declared to shareholders                   $ (289,066)      $  (38,980)
                                                                     ----------       ----------
Net increase (decrease) in net assets from Fund share
  transactions                                                       $ (492,853)      $  983,132
                                                                     ----------       ----------
      Total increase (decrease) in net assets                        $ (875,680)      $1,284,431
Net assets:
  At beginning of period                                              2,035,319          750,888
                                                                     ----------       ----------

  At end of period (including accumulated undistributed net
    investment income of $186 and $4,646, respectively)              $1,159,639       $2,035,319
                                                                     ==========       ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                            EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                        JANUARY 31, 2000         JULY 31, 1999        JULY 31, 1998*
                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  8.52               $  9.58               $ 10.00
                                                                 -------               -------               -------
Income from investment operations# -
  Net investment income(S)                                       $  0.53               $  0.81               $  0.25
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                0.92                 (1.31)                (0.67)
                                                                 -------               -------               -------
      Total from investment operations                           $  1.45               $ (0.50)              $ (0.42)
                                                                 -------               -------               -------
Less distributions declared to shareholders from net
  investment income                                              $ (0.98)              $ (0.56)              $  --
                                                                 -------               -------               -------
Net asset value - end of period                                  $  8.99               $  8.52               $  9.58
                                                                 =======               =======               =======
Total return                                                       16.69%++              (4.06)%               (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.10%+                1.56%                 1.70%+
  Net investment income                                            11.74%+               10.09%                 6.65%+
Portfolio turnover                                                   162%                  449%                   68%
Net assets at end of period (000 omitted)                        $ 1,088               $ 1,018               $   959

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees.
    In consideration, the Fund pays MFS a fee not greater than 1.65% of average daily net assets. MFS has agreed to waive the reimbursement fee for an indefinite period of time. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                      $  0.37               $  0.54                $ 0.06
      Ratios (to average net assets):
        Expenses##                                                  3.69%+                4.88%                 6.89%+
        Net investment income                                       8.15%+                6.77%                 1.46%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reduction from certain expense offset arrangements.

  See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                            EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                        JANUARY 31, 2000         JULY 31, 1999        JULY 31, 1998*
                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  8.52               $  9.58               $ 10.00
                                                                 -------               -------               -------
Income from investment operations# -
  Net investment income(S)                                       $  0.53               $  0.78               $  0.25
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                0.91                 (1.28)                (0.67)
                                                                 -------               -------               -------
      Total from investment operations                           $  1.44               $ (0.50)              $ (0.42)
                                                                 -------               -------               -------
                                                                                                             $$$$$$$
Less distributions declared to shareholders from net
  investment income                                              $ (0.98)              $ (0.56)                 --
                                                                 -------               -------               -------
Net asset value - end of period                                  $  8.98               $  8.52               $  9.58
                                                                 =======               =======               =======
Total return                                                       16.56%++              (4.07)%               (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.10%+                1.56%                 1.70%+
  Net investment income                                            11.76%+               10.15%                 6.92%+
Portfolio turnover                                                   162%                  449%                   68%
Net assets at end of period (000 omitted)                        $   197               $    86               $     1

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays MFS a fee not greater than 1.65% of average daily net assets. MFS has agreed to waive the reimbursement fee for an indefinite period of time. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                      $  0.38               $  0.55               $  0.07
      Ratios (to average net assets):
        Expenses##                                                  3.34%+                4.53%                 6.54%+
        Net investment income                                       8.52%+                7.18%                 2.08%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reduction from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                               STRATEGIC VALUE FUND
--------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                        JANUARY 31, 2000         JULY 31, 1999        JULY 31, 1998*
                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 14.25               $ 10.66               $ 10.00
                                                                 -------               -------               -------
Income from investment operations# -
  Net investment income(S)                                       $  0.03               $  0.05               $  0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                               (0.65)                 4.08                  0.61
                                                                 -------               -------               -------
      Total from investment operations                           $ (0.62)              $  4.13               $  0.66
                                                                 -------               -------               -------
Less distributions declared to shareholders -
                                                                                                             $$$$$$$
  From net investment income                                     $ (0.09)              $ (0.04)                 --
  From net realized gain on investments and foreign currency
    transactions                                                   (2.95)                (0.50)                 --
                                                                 -------               -------               -------
                                                                                                             $$$$$$$
      Total distributions declared to shareholders               $ (3.04)              $ (0.54)                 --
                                                                 -------               -------               -------
Net asset value - end of period                                  $ 10.59               $ 14.25               $ 10.66
                                                                 =======               =======               =======
Total return                                                       (4.86)%++             40.45%                 6.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.26%+                1.27%                 1.25%+
  Net investment income                                             0.55%+                0.45%                 1.22%+
Portfolio turnover                                                    82%                  131%                   48%
Net assets at end of period (000 omitted)                        $   109               $   809               $   585

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund pays MFS a reimbursement fee not greater than 1.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

      Net investment loss                                        $ (0.18)              $ (0.26)              $ (0.23)
      Ratios (to average net assets):
        Expenses##                                                  4.69%+                3.93%                 8.58%+
        Net investment loss                                        (2.88)%+              (2.21)%               (6.10)%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

  See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                               STRATEGIC VALUE FUND
--------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED            YEAR ENDED          PERIOD ENDED
                                                        JANUARY 31, 2000         JULY 31, 1999        JULY 31, 1998*
                                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 14.23               $ 10.65               $ 10.00
                                                                 -------               -------               -------
Income from investment operations# -
  Net investment income(S)                                       $  0.03               $  0.05               $  0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                               (0.68)                 4.07                  0.60
                                                                 -------               -------               -------
      Total from investment operations                           $ (0.65)              $  4.12               $  0.65
                                                                 -------               -------               -------
Less distributions declared to shareholders -
  From net investment income                                     $ (0.09)              $ (0.04)              $  --
  From net realized gain on investments and foreign currency
    transactions                                                   (2.95)                (0.50)                 --
                                                                 -------               -------               -------
      Total distributions declared to shareholders               $ (3.04)              $ (0.54)              $  --
                                                                 -------               -------               -------
Net asset value - end of period                                  $ 10.54               $ 14.23               $ 10.65
                                                                 =======               =======               =======
Total return                                                       (5.08)%++             40.52%                 6.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.26%+                1.27%                 1.25%+
  Net investment income                                             0.45%+                0.45%                 1.19%+
Portfolio turnover                                                    82%                  131%                   48%
Net assets at end of period (000 omitted)                        $ 1,051               $ 1,226               $   166

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays MFS a reimbursement fee not greater than 1.25% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

      Net investment loss                                       $  (0.17)             $  (0.24)             $  (0.25)
      Ratios (to average net assets):
        Expenses##                                                  4.34%+                3.58%                 8.23%+
        Net investment loss                                        (2.63)%+              (1.86)%               (5.78)%+

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Value Fund is a diversified series of MFS Series Trust X (the Trust). The Emerging Markets Debt Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Emerging Markets Debt Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Emerging Markets Debt Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At July 31, 1999, the Emerging Markets Debt Fund had a capital loss carryforward of $149,666 for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2007, ($149,089) and July 31, 2006, ($577).

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% and 0.75% of average daily net assets of the Emerging Markets Debt Fund and the Strategic Value Fund, respectively. The investment advisor has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund will in turn pay MFS an expense reimbursement fee not greater than 1.65% and 1.25% of average daily net assets of the Emerging Markets Debt Fund and the Small Cap Value Fund, respectively. Effective July 1, 1999, MFS has voluntarily agreed to waive their right to receive the reimbursement fee. During the period ended January 31, 2000, MFS did not impose the reimbursement fee of $11,218 for the Emerging Markets Debt Fund. To the extent that the expense reimbursement fee exceeds a Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2000, the aggregated unreimbursed expenses owed to MFS by each Fund amounted to:

                  EMERGING MARKETS                  STRATEGIC
                         DEBT FUND                 VALUE FUND
                  -------------------------------------------
                          $36,813                    $50,689

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each of the Fund's for the six months ended January 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each Fund during the six months ended January 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                            EMERGING MARKETS         STRATEGIC
                                                   DEBT FUND        VALUE FUND
------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)      $1,899,933        $1,290,860

Sales
-----
Investments (non-U.S. government securities)      $1,791,327        $1,878,790

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

                                            EMERGING MARKETS         STRATEGIC
                                                   DEBT FUND        VALUE FUND
------------------------------------------------------------------------------
Aggregate cost                                    $1,244,896        $1,244,575
                                                  ----------        ----------
Gross unrealized appreciation                     $   58,547        $   83,707
Gross unrealized depreciation                        (13,161)          (97,734)
                                                  ----------        ----------
  Net unrealized appreciation (depreciation)      $   45,386        $  (14,027)
                                                  ==========        ==========

(5) Shares of Beneficial Interest
Each Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                             EMERGING MARKETS DEBT FUND
                                    -----------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED
                                     JANUARY 31, 2000        JULY 31, 1999
                                    -----------------     -------------------
                                    SHARES      AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                           --      $   --      12,476    $ 107,761
Shares issued to shareholders in
  reinvestment of distributions     12,022     106,754     7,532       56,340
Shares reacquired                  (10,510)    (95,203)     (599)      (4,999)
                                    ------    --------    ------    ---------
    Net increase                     1,512    $ 11,551    19,409    $ 159,102
                                    ======    ========    ======    =========

Class I Shares
                                             EMERGING MARKETS DEBT FUND
                                    -----------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED
                                     JANUARY 31, 2000        JULY 31, 1999
                                    -----------------     -------------------
                                    SHARES      AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                          9,837    $ 94,950    11,715    $  94,980
Shares issued to shareholders in
  reinvestment of distributions      2,148      19,078       108          811
Shares reacquired                     (106)       (890)   (1,852)     (15,988)
                                    ------    --------    ------    ---------
    Net increase                    11,879    $113,138     9,971    $  79,803
                                    ======    ========    ======    =========

Class A Shares
                                                STRATEGIC VALUE FUND
                                    -----------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED
                                     JANUARY 31, 2000        JULY 31, 1999
                                    -----------------     -------------------
                                    SHARES      AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                          2,733   $  37,439     5,430    $  64,881
Shares issued to shareholders in
  reinvestment
  of distributions                   2,449      26,453     2,982       31,459
Shares reacquired                  (51,619)   (698,663)   (6,555)     (90,758)
                                    ------   ---------    ------    ---------
    Net increase (decrease)        (46,437)  $(634,771)    1,857    $   5,582
                                    ======   =========    ======    =========

Class I Shares
                                                STRATEGIC VALUE FUND
                                    -----------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED
                                     JANUARY 31, 2000        JULY 31, 1999
                                    -----------------     -------------------
                                    SHARES      AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                         17,854   $  239,694    75,461  $1,031,568
Shares issued to shareholders in
  reinvestment of distributions     24,402     262,318       713        7,516
Shares reacquired                  (28,732)   (360,094)   (5,544)     (61,534)
                                    ------    --------    ------   ----------
    Net increase                    13,524    $141,918    70,630   $  977,550
                                    ======    ========    ======   ==========

(6) Line of Credit
Each Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Fund for the six months ended January 31, 2000, are as follows:

            EMERGING MARKETS                             STRATEGIC
                   DEBT FUND                            VALUE FUND
        ----------------------------------------------------------
                          $3                                    $5

Each Fund had no significant borrowings during the period, under either line of credit. Each Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities or the redemption of shares.

(7) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

EMERGING MARKETS DEBT FUND
                                                                                                                 NET UNREALIZED
                                                          CONTRACTS TO                            CONTRACTS        APPRECIATION
                                SETTLEMENT DATE        DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                                  05/03/00           HKD  391,965            $ 50,000         $ 50,387               $(387)
                                                                                   -------          -------                ----
Purchases                              04/27/00           ARS   66,356            $ 66,000         $ 66,368               $ 368
                                       05/03/00           HKD  391,965              50,048           50,387                 339
                                                                                  --------         --------               -----
                                                                                  $116,048         $116,755               $ 707
                                                                                  ========         ========               =====

At January 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,085 with Deutsche bank and $1,617 with
Merrill Lynch.

At January 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

EMERGING MARKETS DEBT FUND
                                                                                                                     UNREALIZED
DESCRIPTION                                                    EXPIRATION        CONTRACTS         POSITION        DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 10 Year Futures                            March 2000                2             Long               $(219)
                                                                                                                          =====

At January 31, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.



                  --------------------------------------------

    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to [graphic omitted] MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the investment professionals who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) STRATEGIC VALUE FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                              INC-3XA-3/00 2.7M